Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 1Q22 GAAP EPS of $0.58 and Core EPS of $0.61 Record Net Interest Income and Record Low Cost of Funds

UNIONDALE, N.Y., April 26, 2022 (GLOBE NEWSWIRE) - The Company reported first quarter 2022 GAAP EPS of $0.58, down  3.3% YoY, ROAA of 0.91%, and ROAE of 10.83%. For the first quarter, Core EPS of $0.61 increased, 13.0% YoY with ROAA of 0.94% and ROAE of 11.27%.

“Activity in the New York City area is returning to more normal levels and this is seen in our results: 1Q22 loan closings, excluding SBA Paycheck Protection Program loans (“PPP”), up 65% YoY and average noninterest bearing deposits up 17% YoY. The Company is benefiting from the improved economic activity and merger activity as the loan pipeline is at record levels, up 77% YoY and 55% QoQ. Net loans, excluding PPP loans, were flat QoQ due to prepayment speeds remaining elevated as borrowers sought to lock in low rates before the Fed increased short-term rates. Our pricing discipline translated into pipeline yields that are at peak levels for the past 12 months. The Company is in a better position for rising rates than the previous rising rate cycle with a higher percentage of noninterest bearing deposits, lower balances of CDs and borrowings, over $400 million of funding hedges (that will effectively reprice over the next 2 years), and approximately 25% of loans will reprice within one year or 30% including loan hedges.”

- John R. Buran, President and CEO

NIM Expansion QoQ; Pipeline at Record Level; Business Loans Increase. Record net interest income of $63.5 million increased 4.2% YoY and 1.3% QoQ. NIM expanded 18 bps to 3.36% YoY and 7 bps QoQ. Core NIM increased by 25 bps to 3.31% YoY and 10 bps QoQ. The increase in the NIM QoQ was primarily due to a 7 bps improvement in the cost of funds. Period end net loans, excluding PPP, were flat QoQ, with commercial business and other loans increasing 14% annualized. Loan closings, excluding PPP, were up 65% YoY, but repayment speeds remained elevated both QoQ and YoY. With the Federal Reserve increasing short-term rates, we expect refinance volume to slow in 2022. Additionally, we continue to benefit from the merger disruption in our markets as we have hired 30 people, including 12 revenue producers, over the past year from institutions involved with mergers.

Returned 84% of Earnings in 1Q22; Stable Tangible Book Value Per Share. The Company returned 84% of earning in 1Q22 through dividends and share repurchases of 360,000 shares of common stock at an average price of $23.52. Despite rising rates, book value and tangible book value per share were stable QoQ, while TCE/TA1 was 8.05% at March 31, 2022 compared to 8.22% QoQ.

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Key Financial Metrics[2]

	1Q22	4Q21	3Q21	2Q21	1Q21
GAAP:
EPS	$0.58	$0.58	$0.81	$0.61	$0.60
ROAA (%)	0.91	0.89	1.26	0.93	0.93
ROAE (%)	10.83	10.77	15.42	11.95	12.29
NIM FTE[3] (%)	3.36	3.29	3.34	3.14	3.18
Core:
EPS	$0.61	$0.67	$0.88	$0.73	$0.54
ROAA (%)	0.94	1.04	1.38	1.11	0.83
ROAE (%)	11.27	12.49	16.88	14.27	10.96
Core NIM FTE (%)	3.31	3.21	3.27	3.14	3.06
Efficiency Ratio (%)	58.9	58.7	52.3	53.4	58.6
Credit Quality:
NPAs/Loans&REO (%)	0.21	0.23	0.31	0.26	0.31
ACLs/Loans (%)	0.57	0.56	0.55	0.64	0.67
ACLs/NPLs (%)	266.12	248.66	179.86	242.55	212.87
NCOs/Avg Loans (%)	0.06	—	(0.04)	0.05	0.17
Balance Sheet:
Avg Loans ($B)	$6.6	$6.6	$6.6	$6.7	$6.7
Avg Dep ($B)	$6.4	$6.5	$6.4	$6.5	$6.3
Book Value/Share	$22.26	$22.26	$21.78	$21.16	$20.65
Tangible BV/Share	$21.61	$21.61	$21.13	$20.51	$19.99
TCE/TA (%)	8.05	8.22	8.04	7.80	7.60

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”) 2 See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

1Q22 Highlights
●
Net interest income increased 1.3% QoQ (as funding costs declined 7 bps), and 4.2% YoY to a record $63.5 million; core net interest income expanded 2.4% QoQ and 6.8% YoY to a record $62.6 million
●
Net interest margin FTE increased 7 bps QoQ and 18 bps YoY to 3.36%, and core net interest margin FTE increased 10 bps QoQ, and 25 bps YoY to 3.31%; Core NIM expansion QoQ was primarily driven by lower cost of funds
●
Period end net loans, excluding PPP, were flat QoQ and up 1.2% YoY; loan closings were $329.3 million in 1Q22, down 9.2% QoQ, but up 2.0% YoY (up 64.9% excluding PPP)
●
Average deposits, including mortgage escrow, decreased 0.8% QoQ, but increased 2.0% YoY to $6.4 billion, with core deposits comprising 86.1% of total average deposits; record average noninterest bearing deposits, up 17.0% YoY
●
Loan pipeline increased 76.6% YoY to $663.7 million
●
Provision for credit losses was $1.4 million in 1Q22 exceeding net charge-offs of $0.9 million
●
NPAs decreased 5.8% QoQ and 33.7% YoY to $14.1 million; criticized and classified loans were up 3.3% QoQ to $59.5 million, representing 0.90% of loans
●
Tangible Common Equity to Tangible Assets was 8.05% down from 8.22% in 4Q21; the change in AOCI impacted this ratio by 11 bps in 1Q22
●
Repurchased 360,000 shares at an average price of $23.52; dividends and share repurchases were 84% of net income in 1Q22

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	1Q22	4Q21	3Q21	2Q21	1Q21	Change	Change

Net Interest Income	$63,479	$62,674	$63,364	$61,039	$60,892	4.2%	1.3%
Provision (Benefit) for Credit Losses	1,358	761	(6,927)	(1,598)	2,820	(51.8)	78.4
Noninterest Income (Loss)	1,313	(280)	866	(3,210)	6,311	(79.2)	(568.9)
Noninterest Expense	38,794	38,807	36,345	34,011	38,159	1.7	(0.0)
Income Before Income Taxes	24,640	22,826	34,812	25,416	26,224	(6.0)	7.9
Provision for Income Taxes	6,421	4,743	9,399	6,158	7,185	(10.6)	35.4
Net Income	$18,219	$18,083	$25,413	$19,258	$19,039	(4.3)	0.8
Diluted EPS	$0.58	$0.58	$0.81	$0.61	$0.60	(3.3)	-
Avg. Diluted Shares (000s)	31,254	31,353	31,567	31,677	31,604	(1.1)	(0.3)

Core Net Income[1]	$18,969	$20,968	$27,829	$22,994	$16,973	11.8	(9.5)
Core EPS[1]	$0.61	$0.67	$0.88	$0.73	$0.54	13.0	(9.0)

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income totaled $63.5 million in 1Q22 (an increase of 4.2% YoY, and 1.3% QoQ), compared to $62.7 million in 4Q21, $63.4 million in 3Q21, $61.0 million in 2Q21, and $60.9 million in 1Q21.

●	Net interest margin, FTE (“NIM”) of 3.36% increased 18 bps YoY and 7 bps QoQ; PPP loans caused a 3 bps, 3 bps, and 2 bps positive impact on the NIM in 1Q22, 4Q21, and 3Q21, respectively, neutral impact in 2Q21, and a drag of 4 bps in 1Q21
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $2.6 million (14 bps to the NIM) in 1Q22 compared to $3.1 million (16 bps) in 4Q21, $3.4 million (19 bps) in 3Q21, $1.9 million (10 bps) in 2Q21, and $3.3 million (17 bps) in 1Q21
●	Excluding the items in the previous bullet, net interest margin was 3.22% in 1Q22 compared to 3.13% in 4Q21, 3.15% in 3Q21, 3.04% in 2Q21, and 3.01% in 1Q21, or an increase of 21 bps YoY and 9 bps QoQ
●	Net PPP loan fees were $0.9 million in 1Q22, $1.2 million in 4Q21, $1.3 million in 3Q21, $1.2 million in 2Q21, and $0.5 million in 1Q21

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

The Company recorded a provision for credit losses of $1.4 million in 1Q22, $0.8 million in 4Q21, and $2.8 million in 1Q21 compared to a benefit for credit losses of $6.9 million in 3Q21 and $1.6 million in 2Q21.

●	1Q22 provision for credit losses exceed net charge-offs by $0.4 million
●	Net charge-offs (recoveries) were $0.9 million in 1Q22 (6 bps of average loans), $(29) thousand in 4Q21 (negligible as compared to average loans), $(0.6) million in 3Q21 ((4) bps), $0.9 million in 2Q21 (5 bps), and $2.9 million in 1Q21 (17 bps)

Noninterest income (loss) was $1.3 million in 1Q22, $(0.3) million in 4Q21, $0.9 million in 3Q21, $(3.2) million in 2Q21, and $6.3 million in 1Q21.

●	Noninterest income included net gains (losses) from fair value adjustments of $(1.8) million in 1Q22 or $(0.04) per share, net of tax, $(5.1) million in 4Q21 or $(0.13) per share, net of tax, $(2.3) million in 3Q21 or $(0.05) per share, net of tax, $(6.5) million or $(0.15) per share, net of tax in 2Q21, and $1.0 million or $0.02 per share, net of tax in 1Q21
●	Absent all above items and other immaterial adjustments, core noninterest income was $3.1 million in 1Q22, down 33.7% YoY, and 35.8% QoQ
●	Included in 4Q21 core noninterest income was a one-time $2.0 million ($0.05 per share, net of tax) dividend received on retirement plan investments

Noninterest expense totaled $38.8 million in 1Q22 (an increase of 1.7% YoY and flat QoQ) compared to $38.8 million in 4Q21, $36.3 million in 3Q21, $34.0 million in 2Q21, and $38.2 million in 1Q21.

●	Noninterest expense includes no pre-tax merger benefits or costs for 1Q22 compared to $17 thousand pre-tax merger benefit (<$0.01 per share, net of tax) in 4Q21, $2.1 million of pre-tax merger charges ($0.05 per share, net of tax) in 3Q21, $0.5 million of pre-tax merger benefits ($(0.01) per share, net of tax) in 2Q21, and $1.0 million of pre-tax merger charges ($0.02 per share, net of tax) in 1Q21
●	Excluding the above items and other immaterial adjustments, core operating expenses were $38.7 million in 1Q22, up 4.3% YoY and flat QoQ
●	1Q22 includes $4.3 million of seasonal compensation expense compared to $3.3 million a year ago
●	Included in 4Q21 noninterest expense was a one-time $4.3 million ($0.11 per share, net of tax) of increased compensation and benefits for all employees due to record year of earnings in 2021 and employee performance through the pandemic.
●	The efficiency ratio was 58.9% in 1Q22, 58.7% in 4Q21, 52.3% in 3Q21, 53.4% in 2Q21, and 58.6% in 1Q21

The provision for income taxes was $6.4 million in 1Q22 compared to $4.7 million in 4Q21, $9.4 million in 3Q21, $6.2 million in 2Q21, and $7.2 million in 1Q21.

●	The effective tax rate was 26.1% in 1Q22, 20.8% in 4Q21, 27.0% in 3Q21, 24.2% in 2Q21, and 27.4% in 1Q21
●	The 4Q21 effective tax rate declined due to lower levels of taxable state income and higher percentage of permanent differences
●	The 2Q21 effective tax rate includes $0.8 million benefit from a state tax rate change; absent this benefit the effective tax rate would have been 27.2%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	1Q22	4Q21	3Q21	2Q21	1Q21	Change		Change
Average Loans And Deposits ($MM)
Loans	$6,579	$6,558	$6,633	$6,687	$6,700	(1.8)%		0.3%
Deposits	6,410	6,459	6,408	6,511	6,285	2.0		(0.8)

Credit Quality ($000s)
Nonperforming Loans	$14,066	$14,934	$20,217	$17,592	$21,186	(33.6)%		(5.8)%
Nonperforming Assets	14,066	14,934	20,217	17,592	21,221	(33.7)		(5.8)
Criticized and Classified Loans	59,548	57,650	68,913	69,161	63,095	(5.6)		3.3
Criticized and Classified Assets	80,527	78,628	89,889	90,135	63,130	27.6		2.4
Allowance for Credit Losses/Loans (%)	0.57	0.56	0.55	0.64	0.67	(10)	bps	1	bps

Capital
Book Value/Share	$22.26	$22.26	$21.78	$21.16	$20.65	7.8%		-%
Tangible Book Value/Share	21.61	21.61	21.13	20.51	19.99	8.1		-
Tang. Common Equity/Tang. Assets (%)	8.05	8.22	8.04	7.80	7.60	45	bps	(17)	bps
Leverage Ratio (%)	9.05	8.98	8.83	8.50	8.44	61		7

Average loans were $6.6 billion, a decrease of 1.8% YoY, but an increase of 0.3% QoQ.

●	Total loan closings were $329.3 million in 1Q22, $362.7 million in 4Q21, $243.9 million in 3Q21, $324.4 million ($308.9 million excluding PPP) in 2Q21, and $322.9 million ($199.7 million excluding PPP) in 1Q21
●	The loan pipeline reached a new record level of $663.7 million at March 31, 2022 was up 76.6% YoY and 54.6% QoQ
●	PPP loans held at the end of each quarter totaled $43.2 million at 1Q22, $77.4 million at 4Q21, $130.8 million at 3Q21, $197.3 million at 2Q21, and $251.0 million at 1Q21; forgiven PPP loans were $34.1 million in 1Q22, $53.4 million in 4Q21, $66.5 million in 3Q21, $69.2 million in 2Q21, and $24.1 million in 1Q21; remaining unamortized net PPP fees were $1.1 million at March 31, 2022; The PPP loan program was created by the CARES Act in response to the COVID-19 pandemic
●	Period end net loans, excluding PPP loans, totaled $6.5 billion, up 1.2% YoY and flat QoQ

Average Deposits totaled $6.4 billion, increasing 2.0% YoY, but down 0.8% QoQ.

●	Average core deposits (non-CD deposits) increased to 86.1% of total average deposits (including escrow deposits) in 1Q22, compared to 82.5% a year ago
●	Average noninterest bearing deposits increased 17.0% YoY and 2.5% QoQ and comprised 15.6% of total average deposits (including escrow deposits) in 1Q22 compared to 13.6% a year ago

Credit Quality: Nonperforming loans totaled $14.1 million in 1Q22, $14.9 million in 4Q21, $20.2 million in 3Q21, $17.6 million in 2Q21, and $21.2 million in 1Q21.

●	Nonperforming assets were down 33.7% YoY and 5.8% QoQ
●	Criticized and classified loans totaled $59.5 million in 1Q22 (90 bps of loans), $57.7 million in 4Q21 (87 bps of loans), $68.9 million in 3Q21 (104 bps of loans), $69.2 million at 2Q21 (103 bps), and $63.1 million at 1Q21 (94 bps)
●	Criticized and classified assets are composed of criticized and classified loans, as detailed above, plus one criticized investment security totaling $21.0 million in 1Q22, 4Q21, and 3Q21, which is currently under a principal payment forbearance agreement (interest payments are received)
●	Loans classified as troubled debt restructured (TDR) totaled $15.1 million in 1Q22 compared to $12.7 million in 4Q21 and $15.2 million a year ago
●	Over 87% of gross loans are collateralized by real estate with an average loan-to-value ratio of <38% as of March 31, 2022
●	Allowance for credit losses were 0.57% of loans at 1Q22 compared to 0.56% at 4Q21 and 0.67% a year ago
●	Allowance for credit losses were 266.1% of nonperforming loans at 1Q22 compared to 248.7% at 4Q21 and 212.9% a year ago

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Capital: Book value per common share was $22.26 at 1Q22, stable QoQ and up 7.8% from $20.65 YoY; tangible book value per common share, a non-GAAP measure, was $21.61 in 1Q22, flat with 4Q21 and up 8.1% from $19.99 at 1Q21.

●	The Company paid a dividend of $0.22 per share and repurchased 360,000 shares at an average price of $23.52 in 1Q22
●	As of the end of 1Q22, 488,187 shares remain subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 8.05% at 1Q22 compared to 8.22% at 4Q21 and 7.60% at 1Q21
●	The Company and the Bank remain well capitalized under all applicable regulatory requirements
●	The leverage ratio was 9.05% in 1Q22 compared to 8.98% in 4Q21 and 8.44% in 1Q21

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

Conference Call Information And Second Quarter Earnings Release Date

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, will host a conference call on Wednesday, April 27, 2022, at 9:30 AM (ET) to discuss the Company’s first quarter 2022 results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://services.choruscall.com/links/ffic220427.html
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 5300568
●	The conference call will be simultaneously webcast and archived

Second Quarter 2022 Earnings Release Date:

The Company plans to release Second Quarter 2022 financial results after the market close on July 26, 2022; followed by a conference call at 9:30 AM (ET) on July 27, 2022.

A detailed announcement will be issued prior to the second quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.flushingbank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

#FF

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands, except per share data)	2022		2021		2021		2021		2021
Performance Ratios (1)
Return on average assets	0.91%		0.89%		1.26%		0.93%		0.93%
Return on average equity	10.83		10.77		15.42		11.95		12.29
Yield on average interest-earning assets (2)	3.77		3.77		3.84		3.69		3.77
Cost of average interest-bearing liabilities	0.50		0.58		0.61		0.66		0.69
Cost of funds	0.43		0.50		0.53		0.57		0.61
Net interest rate spread during period (2)	3.27		3.19		3.23		3.03		3.08
Net interest margin (2)	3.36		3.29		3.34		3.14		3.18
Noninterest expense to average assets	1.93		1.92		1.80		1.65		1.87
Efficiency ratio (3)	58.87		58.66		52.28		53.38		58.58
Average interest-earning assets to average interest-bearing liabilities	1.22	X	1.22	X	1.21	X	1.19	X	1.18	X

Average Balances
Total loans, net	$6,578,680		$6,558,285		$6,633,301		$6,686,888		$6,700,476
Total interest-earning assets	7,570,373		7,627,256		7,608,317		7,790,174		7,667,217
Total assets	8,049,470		8,090,701		8,072,918		8,263,553		8,147,714
Total due to depositors	5,336,983		5,397,802		5,406,423		5,495,936		5,363,647
Total interest-bearing liabilities	6,220,510		6,276,221		6,310,859		6,532,891		6,477,871
Stockholders' equity	673,012		671,474		659,288		644,690		619,647

Per Share Data
Book value per common share (4)	$22.26		$22.26		$21.78		$21.16		$20.65
Tangible book value per common share (5)	$21.61		$21.61		$21.13		$20.51		$19.99

Stockholders' Equity
Stockholders' equity	$675,813		$679,628		$668,096		$655,167		$639,201
Tangible stockholders' equity	656,085		659,758		648,039		634,959		618,839

Consolidated Regulatory Capital Ratios
Tier 1 capital	$731,536		$726,174		$711,276		$697,591		$679,343
Common equity Tier 1 capital	675,434		671,494		661,340		649,367		636,071
Total risk-based capital	892,861		885,469		832,255		823,494		806,922
Risk Weighted Assets	6,232,020		6,182,095		6,194,207		6,344,076		6,281,136

Tier 1 leverage capital (well capitalized = 5%)	9.05%		8.98%		8.83%		8.50%		8.44%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.84		10.86		10.68		10.24		10.13
Tier 1 risk-based capital (well capitalized = 8.0%)	11.74		11.75		11.48		11.00		10.82
Total risk-based capital (well capitalized = 10.0%)	14.33		14.32		13.44		12.98		12.85

Capital Ratios
Average equity to average assets	8.36%		8.30%		8.17%		7.80%		7.61%
Equity to total assets	8.27		8.45		8.27		8.03		7.83
Tangible common equity to tangible assets (6)	8.05		8.22		8.04		7.80		7.60

Asset Quality
Nonaccrual loans (7)	$14,066		$14,933		$18,292		$17,391		$18,604
Nonperforming loans	14,066		14,933		20,217		17,592		21,186
Nonperforming assets	14,066		14,933		20,217		17,592		21,221
Net charge-offs (recoveries)	935		(29)		(619)		902		2,865

Asset Quality Ratios
Nonperforming loans to gross loans	0.21%		0.23%		0.31%		0.26%		0.31%
Nonperforming assets to total assets	0.17		0.19		0.25		0.22		0.26
Allowance for credit losses to gross loans	0.57		0.56		0.55		0.64		0.67
Allowance for credit losses to nonperforming assets	266.12		248.66		179.86		242.55		212.52
Allowance for credit losses to nonperforming loans	266.12		248.66		179.86		242.55		212.87
Net charge-offs (recoveries) to average loans	0.06		—		(0.04)		0.05		0.17

Full-service customer facilities	24		24		24		25		25

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

(1) Ratios are presented on an annualized basis, where appropriate.

(2) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

(3) Efficiency ratio, a non-GAAP measure, was calculated by dividing noninterest expense (excluding merger expense, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustments) by the total of net interest income (excluding net gains and losses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and noninterest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments).

(4) Calculated by dividing stockholders’ equity by shares outstanding.

(5) Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(7) Excludes performing nonaccrual TDR loans.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2022	2021	2021	2021	2021
Interest and Dividend Income
Interest and fees on loans	$67,516	$68,113	$69,198	$67,999	$69,021
Interest and dividends on securities:
Interest	3,745	3,536	3,706	3,685	3,072
Dividends	8	7	7	7	8
Other interest income	51	74	42	51	36
Total interest and dividend income	71,320	71,730	72,953	71,742	72,137

Interest Expense
Deposits	3,408	3,975	4,705	5,539	6,105
Other interest expense	4,433	5,081	4,884	5,164	5,140
Total interest expense	7,841	9,056	9,589	10,703	11,245

Net Interest Income	63,479	62,674	63,364	61,039	60,892
Provision (benefit) for credit losses	1,358	761	(6,927)	(1,598)	2,820
Net Interest Income After Provision (Benefit) for Credit Losses	62,121	61,913	70,291	62,637	58,072

Noninterest Income (Loss)
Banking services fee income	1,374	1,142	865	1,233	2,725
Net gain (loss) on sale of securities	—	—	(10)	123	—
Net gain on sale of loans	—	46	131	127	31
Net gain on disposition of assets	—	—	—	—	621
Net gain (loss) from fair value adjustments	(1,809)	(5,140)	(2,289)	(6,548)	982
Federal Home Loan Bank of New York stock dividends	397	417	491	500	689
Bank owned life insurance	1,114	1,023	1,015	1,009	997
Other income	237	2,232	663	346	266
Total noninterest income (loss)	1,313	(280)	866	(3,210)	6,311

Noninterest Expense
Salaries and employee benefits	23,649	25,223	20,544	19,879	22,664
Occupancy and equipment	3,604	3,579	3,534	3,522	3,367
Professional services	2,222	1,152	1,899	1,988	2,400
FDIC deposit insurance	420	391	618	729	1,213
Data processing	1,424	1,757	1,759	1,419	2,109
Depreciation and amortization	1,460	1,521	1,627	1,638	1,639
Other real estate owned/foreclosure (recoveries) expense	84	129	182	22	(10)
Other operating expenses	5,931	5,055	6,182	4,814	4,777
Total noninterest expense	38,794	38,807	36,345	34,011	38,159

Income Before Provision for Income Taxes	24,640	22,826	34,812	25,416	26,224

Provision for Income Taxes	6,421	4,743	9,399	6,158	7,185

Net Income	$18,219	$18,083	$25,413	$19,258	$19,039

Basic earnings per common share	$0.58	$0.58	$0.81	$0.61	$0.60
Diluted earnings per common share	$0.58	$0.58	$0.81	$0.61	$0.60
Dividends per common share	$0.22	$0.21	$0.21	$0.21	$0.21

Basic average shares	31,254	31,353	31,567	31,677	31,604
Diluted average shares	31,254	31,353	31,567	31,677	31,604

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2022	2021	2021	2021	2021
ASSETS
Cash and due from banks	$186,407	$81,723	$178,598	$145,971	$174,420
Securities held-to-maturity:
Mortgage-backed securities	7,890	7,894	7,899	7,904	7,909
Other securities	66,327	49,974	49,989	49,986	49,912
Securities available for sale:
Mortgage-backed securities	553,828	572,184	584,145	596,661	518,781
Other securities	286,041	205,052	212,654	224,784	242,440
Loans	6,607,264	6,638,105	6,630,354	6,718,806	6,745,316
Allowance for credit losses	(37,433)	(37,135)	(36,363)	(42,670)	(45,099)
Net loans	6,569,831	6,600,970	6,593,991	6,676,136	6,700,217
Interest and dividends receivable	37,308	38,698	40,912	43,803	44,941
Bank premises and equipment, net	22,752	23,338	24,018	26,438	27,498
Federal Home Loan Bank of New York stock	33,891	35,937	36,158	41,630	41,498
Bank owned life insurance	211,867	210,754	184,730	183,715	182,707
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	2,420	2,562	2,708	2,859	3,013
Right of use asset	48,475	50,200	50,155	51,972	53,802
Other assets	125,160	148,989	93,741	89,850	94,410
Total assets	$8,169,833	$8,045,911	$8,077,334	$8,159,345	$8,159,184

LIABILITIES
Deposits	$6,373,400	$6,333,532	$6,421,391	$6,298,790	$6,326,577
Mortgagors' escrow deposits	79,495	51,913	67,207	58,230	74,348
Borrowed funds	877,122	815,544	752,925	971,827	948,920
Operating lease liability	52,292	54,155	54,239	56,151	58,080
Other liabilities	111,711	111,139	113,476	119,180	112,058
Total liabilities	7,494,020	7,366,283	7,409,238	7,504,178	7,519,983

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	261,837	263,375	262,009	260,958	260,019
Treasury stock	(79,834)	(75,293)	(71,738)	(65,335)	(65,479)
Retained earnings	508,973	497,889	486,418	467,620	455,023
Accumulated other comprehensive loss, net of taxes	(15,504)	(6,684)	(8,934)	(8,417)	(10,703)
Total stockholders' equity	675,813	679,628	668,096	655,167	639,201

Total liabilities and stockholders' equity	$8,169,833	$8,045,911	$8,077,334	$8,159,345	$8,159,184

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	30,367	30,526	30,676	30,962	30,954
Treasury shares	3,721	3,561	3,412	3,126	3,133

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2022	2021	2021	2021	2021
Interest-earning Assets:
Mortgage loans, net	$5,152,070	$5,140,233	$5,158,213	$5,130,400	$5,155,975
Other loans, net	1,426,610	1,418,052	1,475,088	1,556,488	1,544,501
Total loans, net	6,578,680	6,558,285	6,633,301	6,686,888	6,700,476
Taxable securities:
Mortgage-backed securities	580,670	595,538	590,732	578,134	433,917
Other securities	226,744	207,482	217,763	232,020	300,828
Total taxable securities	807,414	803,020	808,495	810,154	734,745
Tax-exempt securities:
Other securities	57,611	50,834	50,832	50,830	50,828
Total tax-exempt securities	57,611	50,834	50,832	50,830	50,828
Interest-earning deposits and federal funds sold	126,668	215,117	115,689	242,302	181,168
Total interest-earning assets	7,570,373	7,627,256	7,608,317	7,790,174	7,667,217
Other assets	479,097	463,445	464,601	473,379	480,497
Total assets	$8,049,470	$8,090,701	$8,072,918	$8,263,553	$8,147,714

Interest-bearing Liabilities:
Deposits:
Savings accounts	$156,592	$154,471	$153,120	$153,113	$170,079
NOW accounts	2,036,914	2,115,619	2,107,866	2,255,581	2,185,384
Money market accounts	2,253,630	2,177,928	2,107,473	2,043,257	1,905,543
Certificate of deposit accounts	889,847	949,784	1,037,964	1,043,985	1,102,641
Total due to depositors	5,336,983	5,397,802	5,406,423	5,495,936	5,363,647
Mortgagors' escrow accounts	71,509	84,617	68,562	91,545	65,372
Total interest-bearing deposits	5,408,492	5,482,419	5,474,985	5,587,481	5,429,019
Borrowings	812,018	793,802	835,874	945,410	1,048,852
Total interest-bearing liabilities	6,220,510	6,276,221	6,310,859	6,532,891	6,477,871
Noninterest-bearing demand deposits	1,001,571	976,803	933,443	923,220	856,052
Other liabilities	154,377	166,203	169,328	162,752	194,144
Total liabilities	7,376,458	7,419,227	7,413,630	7,618,863	7,528,067
Equity	673,012	671,474	659,288	644,690	619,647
Total liabilities and equity	$8,049,470	$8,090,701	$8,072,918	$8,263,553	$8,147,714

Net interest-earning assets	$1,349,863	$1,351,035	$1,297,458	$1,257,283	$1,189,346

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands)	2022		2021		2021		2021		2021
Interest Income:
Mortgage loans, net	$53,970		$54,260		$55,114		$52,987		$55,219
Other loans, net	13,546		13,853		14,084		15,012		13,802
Total loans, net	67,516		68,113		69,198		67,999		69,021
Taxable securities:
Mortgage-backed securities	2,167		2,125		2,279		2,233		1,698
Other securities	1,119		993		1,008		1,037		963
Total taxable securities	3,286		3,118		3,287		3,270		2,661
Tax-exempt securities:
Other securities	591		538		539		535		530
Total tax-exempt securities	591		538		539		535		530
Interest-earning deposits and federal funds sold	51		74		42		51		36
Total interest-earning assets	71,444		71,843		73,066		71,855		72,248
Interest Expense:
Deposits:
Savings accounts	$49		$53		$61		$66		$75
NOW accounts	793		1,021		1,227		1,499		1,706
Money market accounts	1,275		1,428		1,683		2,060		2,100
Certificate of deposit accounts	1,289		1,471		1,734		1,913		2,222
Total due to depositors	3,406		3,973		4,705		5,538		6,103
Mortgagors' escrow accounts	2		2		—		1		2
Total interest-bearing deposits	3,408		3,975		4,705		5,539		6,105
Borrowings	4,433		5,081		4,884		5,164		5,140
Total interest-bearing liabilities	7,841		9,056		9,589		10,703		11,245
Net interest income- tax equivalent	$63,603		$62,787		$63,477		$61,152		$61,003
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from nonaccrual loans	$1,716		$1,497		$2,136		$2,046		$948
Net gains/(losses) from fair value adjustments on qualifying hedges included in loan interest income	(129)		1,122		194		(664)		1,427
Purchase accounting adjustments	1,058		462		1,100		565		922
Interest-earning Assets Yields:
Mortgage loans, net	4.19%		4.22%		4.27%		4.13%		4.28%
Other loans, net	3.80		3.91		3.82		3.86		3.57
Total loans, net	4.11		4.15		4.17		4.07		4.12
Taxable securities:
Mortgage-backed securities	1.49		1.43		1.54		1.54		1.57
Other securities	1.97		1.91		1.85		1.79		1.28
Total taxable securities	1.63		1.55		1.63		1.61		1.45
Tax-exempt securities: (1)
Other securities	4.10		4.23		4.24		4.21		4.17
Total tax-exempt securities	4.10		4.23		4.24		4.21		4.17
Interest-earning deposits and federal funds sold	0.16		0.14		0.15		0.08		0.08
Total interest-earning assets	3.77%		3.77%		3.84%		3.69%		3.77%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.13%		0.14%		0.16%		0.17%		0.18%
NOW accounts	0.16		0.19		0.23		0.27		0.31
Money market accounts	0.23		0.26		0.32		0.40		0.44
Certificate of deposit accounts	0.58		0.62		0.67		0.73		0.81
Total due to depositors	0.26		0.29		0.35		0.40		0.46
Mortgagors' escrow accounts	0.01		0.01		—		—		0.01
Total interest-bearing deposits	0.25		0.29		0.34		0.40		0.45
Borrowings	2.18		2.56		2.34		2.18		1.96
Total interest-bearing liabilities	0.50%		0.58%		0.61%		0.66%		0.69%

Net interest rate spread (tax equivalent)	3.27%		3.19%		3.23%		3.03%		3.08%
Net interest margin (tax equivalent)	3.36%		3.29%		3.34%		3.14%		3.18%
Ratio of interest-earning assets to interest-bearing liabilities	1.22	X	1.22	X	1.21	X	1.19	X	1.18	X

(1) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						March 2022 vs.	March 2022 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	December 2021	March 2021
(Dollars in thousands)	2022	2021	2021	2021	2021	% Change	% Change
Noninterest bearing	$1,041,027	$967,621	$941,259	$945,491	$917,189	7.6%	13.5%
Interest bearing:
Certificate of deposit accounts	886,317	946,575	1,040,098	1,020,615	1,070,595	(6.4)	(17.2)
Savings accounts	158,542	156,554	152,306	152,931	170,272	1.3	(6.9)
Money market accounts	2,362,390	2,342,003	2,152,085	2,057,188	1,990,656	0.9	18.7
NOW accounts	1,925,124	1,920,779	2,135,643	2,122,565	2,177,865	0.2	(11.6)
Total interest-bearing deposits	5,332,373	5,365,911	5,480,132	5,353,299	5,409,388	(0.6)	(1.4)
Total deposits	$6,373,400	$6,333,532	$6,421,391	$6,298,790	$6,326,577	0.6%	0.7%

Loan Composition

						March 2022 vs.	March 2022 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	December 2021	March 2021
(Dollars in thousands)	2022	2021	2021	2021	2021	% Change	% Change
Multifamily residential	$2,500,570	$2,517,026	$2,498,980	$2,542,010	$2,525,967	(0.7)%	(1.0)%
Commercial real estate	1,764,927	1,775,629	1,745,855	1,726,895	1,721,702	(0.6)	2.5
One-to-four family ― mixed-use property	563,679	571,795	579,100	582,211	595,431	(1.4)	(5.3)
One-to-four family ― residential	248,226	268,255	280,343	288,652	239,391	(7.5)	3.7
Co-operative apartments	8,248	8,316	7,804	7,883	7,965	(0.8)	3.6
Construction	68,488	59,761	71,464	62,802	61,528	14.6	11.3
Mortgage Loans	5,154,138	5,200,782	5,183,546	5,210,453	5,151,984	(0.9)	—

Small Business Administration (1)	59,331	93,811	148,855	215,158	267,120	(36.8)	(77.8)
Commercial business and other	1,387,155	1,339,273	1,294,688	1,291,526	1,326,657	3.6	4.6
Nonmortgage loans	1,446,486	1,433,084	1,443,543	1,506,684	1,593,777	0.9	(9.2)

Net unamortized premiums and unearned loan fees (2)	6,640	4,239	3,265	1,669	(445)	56.6	(1,592.1)
Allowance for credit losses	(37,433)	(37,135)	(36,363)	(42,670)	(45,099)	0.8	(17.0)
Net loans	$6,569,831	$6,600,970	$6,593,991	$6,676,136	$6,700,217	(0.5)%	(1.9)%

(1) Includes $43.2 million, $77.4 million, $130.8 million, $197.3 million, and $251.0 million of PPP loans at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, respectively.

(2) Includes $6.9 million, $8.0 million, $8.6 million, $9.7 million, and $10.5 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2022	2021	2021	2021	2021
Multifamily residential	$98,180	$79,648	$41,850	$66,913	$58,553
Commercial real estate	45,102	64,916	48,447	37,963	17,156
One-to-four family – mixed-use property	8,498	12,440	12,823	7,135	8,712
One-to-four family – residential	9,261	5,162	2,761	59,494	3,131
Co-operative apartments	—	413	—	—	—
Construction	8,802	17,033	8,687	5,281	7,123
Mortgage Loans	169,843	179,612	114,568	176,786	94,675

Small Business Administration (1)	—	270	415	17,585	125,093
Commercial business and other	159,476	182,858	128,946	130,036	103,118
Nonmortgage Loans	159,476	183,128	129,361	147,621	228,211

Total Closings	$329,319	$362,740	$243,929	$324,407	$322,886

(1) Includes $15.5 million and $123.2 million of PPP closings for the three months ended June 30, 2021 and March 31, 2021, respectively.

Weighted Average Rate on Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Loan type	2022	2021	2021	2021	2021
Mortgage loans	3.61%	3.77%	3.80%	3.53%	3.47%
Nonmortgage loans	3.27	3.24	3.49	3.23	2.26
Total loans	3.44%	3.51%	3.64%	3.39%	2.62%

Excluding PPP loans	3.44%	3.51%	3.64%	3.51%	3.62%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2022	2021	2021	2021	2021
Allowance for credit losses
Beginning balances	$37,135	$36,363	$42,670	$45,099	$45,153

Net loan charge-off (recoveries):
Multifamily residential	—	—	—	—	33
Commercial real estate	—	—	—	—	64
One-to-four family – mixed-use property	—	1	(123)	3	19
One-to-four family – residential	(2)	(3)	(147)	(2)	(5)
Small Business Administration	1,015	(7)	(8)	(9)	(10)
Taxi medallion	(12)	—	(1,235)	(222)	2,758
Commercial business and other	(66)	(20)	894	1,132	6
Total	935	(29)	(619)	902	2,865

Provision (benefit) for loan losses	1,233	743	(6,926)	(1,527)	2,811

Ending balance	$37,433	$37,135	$36,363	$42,670	$45,099

Gross charge-offs	$1,036	$7	$1,019	$1,186	$2,922
Gross recoveries	101	36	1,638	284	57

Allowance for credit losses to gross loans	0.57%	0.56%	0.55%	0.64%	0.67%
Net loan charge-offs (recoveries) to average loans	0.06	—	(0.04)	0.05	0.17

Nonperforming Assets

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2022	2021	2021	2021	2021
Loans 90 Days Or More Past Due and Still Accruing:
Multifamily residential	$—	$—	$—	$201	$201
Construction	—	—	873	—	2,381
Commercial business and other	—	—	1,052	—	—
Total	—	—	1,925	201	2,582

Nonaccrual Loans:
Multifamily residential	3,414	2,431	4,192	4,669	4,338
Commercial real estate	5	613	613	8	8
One-to-four family - mixed-use property (1)	790	1,309	2,204	2,309	2,355
One-to-four family - residential	7,387	7,725	7,807	6,940	7,335
Small Business Administration	937	937	976	976	1,151
Commercial business and other(1)	1,533	1,918	2,500	2,489	3,417
Total	14,066	14,933	18,292	17,391	18,604

Total Nonperforming Loans (NPLs)	14,066	14,933	20,217	17,592	21,186

Other Nonperforming Assets:
Other asset acquired through foreclosure	—	—	—	—	35
Total	—	—	—	—	35

Total Nonperforming Assets	$14,066	$14,933	$20,217	$17,592	$21,221

Nonperforming Assets to Total Assets	0.17%	0.19%	0.25%	0.22%	0.26%
Allowance for Credit Losses to NPLs	266.1%	248.7%	179.9%	242.6%	212.9%

(1) Not included in the above analysis are nonaccrual performing TDR one-to-four family - mixed use property loans totaling $0.3 million each in 1Q22, 4Q21,  3Q21, 2Q21, and 1Q21; nonaccrual performing TDR commercial business loans totaling $2.8 million in 1Q22, less than $0.1 million in 4Q21, and $2.2 million each in 2Q21 and 1Q21.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to swaps designated to protect against rising rates and borrowing carried at fair value under the fair value option. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate. In a declining interest rate environment, the movement in the curve exaggerates our mark-to-market loss position. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Base Net Interest Income FTE, Base Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Base Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended
(Dollars in thousands,	March 31,	December 31,	September 30,	June 30,	March 31,
except per share data)	2022	2021	2021	2021	2021

GAAP income before income taxes	$24,640	$22,826	$34,812	$25,416	$26,224

Net (gain) loss from fair value adjustments (Noninterest income (loss))	1,809	5,140	2,289	6,548	(982)
Net (gain) loss on sale of securities (Noninterest income (loss))	—	—	10	(123)	—
Net gain on disposition of assets (Noninterest income (loss))	—	—	—	—	(621)
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	129	(1,122)	(194)	664	(1,427)
Net amortization of purchase accounting adjustments (Various)	(924)	(324)	(958)	(418)	(789)
Merger (benefit) expense (Various)	—	(17)	2,096	(490)	973

Core income before taxes	25,654	26,503	38,055	31,597	23,378

Provision for income taxes for core income	6,685	5,535	10,226	8,603	6,405

Core net income	$18,969	$20,968	$27,829	$22,994	$16,973

GAAP diluted earnings per common share	$0.58	$0.58	$0.81	$0.61	$0.60
Net (gain) loss from fair value adjustments, net of tax	0.04	0.13	0.05	0.15	(0.02)
Net gain on disposition of assets, net of tax	—	—	—	—	(0.01)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	—	(0.03)	—	0.02	(0.03)
Net amortization of purchase accounting adjustments, net of tax	(0.02)	(0.01)	(0.02)	(0.01)	(0.02)
Merger (benefit) expense, net of tax	—	—	0.05	(0.01)	0.02
NYS tax change	—	—	—	(0.02)	—

Core diluted earnings per common share(1)	$0.61	$0.67	$0.88	$0.73	$0.54

Core net income, as calculated above	$18,969	$20,968	$27,829	$22,994	$16,973
Average assets	8,049,470	8,090,701	8,072,918	8,263,553	8,147,714
Average equity	673,012	671,474	659,288	644,690	619,647
Core return on average assets(2)	0.94%	1.04%	1.38%	1.11%	0.83%
Core return on average equity(2)	11.27%	12.49%	16.88%	14.27%	10.96%

(1) Core diluted earnings per common share may not foot due to rounding.

(2) Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2022	2021	2021	2021	2021

GAAP Net interest income	$63,479	$62,674	$63,364	$61,039	$60,892
Net (gain) loss from fair value adjustments on qualifying hedges	129	(1,122)	(194)	664	(1,427)
Net amortization of purchase accounting adjustments	(1,058)	(462)	(1,100)	(565)	(922)
Core Net interest income	$62,550	$61,090	$62,070	$61,138	$58,543

GAAP Noninterest income (loss)	$1,313	$(280)	$866	$(3,210)	$6,311
Net (gain) loss from fair value adjustments	1,809	5,140	2,289	6,548	(982)
Net gain (loss) on sale of securities	—	—	10	(123)	—
Net gain on sale of assets	—	—	—	—	(621)
Core Noninterest income	$3,122	$4,860	$3,165	$3,215	$4,708

GAAP Noninterest expense	$38,794	$38,807	$36,345	$34,011	$38,159
Net amortization of purchase accounting adjustments	(134)	(138)	(142)	(147)	(133)
Merger expense (benefit)	—	17	(2,096)	490	(973)
Core Noninterest expense	$38,660	$38,686	$34,107	$34,354	$37,053

Net interest income	$63,479	$62,674	$63,364	$61,039	$60,892
Noninterest income (loss)	1,313	(280)	866	(3,210)	6,311
Noninterest expense	(38,794)	(38,807)	(36,345)	(34,011)	(38,159)
Pre-provision pre-tax net revenue	$25,998	$23,587	$27,885	$23,818	$29,044

Core:
Net interest income	$62,550	$61,090	$62,070	$61,138	$58,543
Noninterest income	3,122	4,860	3,165	3,215	4,708
Noninterest expense	(38,660)	(38,686)	(34,107)	(34,354)	(37,053)
Pre-provision pre-tax net revenue	$27,012	$27,264	$31,128	$29,999	$26,198
Efficiency Ratio	58.9%	58.7%	52.3%	53.4%	58.6%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE and BASE NET INTEREST INCOME

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2022	2021	2021	2021	2021
GAAP net interest income	$63,479	$62,674	$63,364	$61,039	$60,892
Net (gain) loss from fair value adjustments on qualifying hedges	129	(1,122)	(194)	664	(1,427)
Net amortization of purchase accounting adjustments	(1,058)	(462)	(1,100)	(565)	(922)
Tax equivalent adjustment	124	113	113	113	111
Core net interest income FTE	$62,674	$61,203	$62,183	$61,251	$58,654
Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from nonaccrual loans	(1,716)	(1,497)	(2,136)	(2,046)	(948)
Base net interest income FTE	$60,958	$59,706	$60,047	$59,205	$57,706

Total average interest-earning assets (1)	$7,577,053	$7,634,601	$7,616,332	$7,799,176	$7,676,833
Core net interest margin FTE	3.31%	3.21%	3.27%	3.14%	3.06%
Base net interest margin FTE	3.22%	3.13%	3.15%	3.04%	3.01%

GAAP interest income on total loans, net	$67,516	$68,113	$69,198	$67,999	$69,021
Net (gain) loss from fair value adjustments on qualifying hedges	129	(1,122)	(194)	664	(1,427)
Net amortization of purchase accounting adjustments	(1,117)	(535)	(1,126)	(624)	(728)
Core interest income on total loans, net	$66,528	$66,456	$67,878	$68,039	$66,866
Prepayment penalties received on loans, net of reversals and recoveries of interest from nonaccrual loans	(1,716)	(1,497)	(2,135)	(2,046)	(947)
Base interest income on total loans, net	$64,812	$64,959	$65,743	$65,993	$65,919

Average total loans, net (1)	$6,586,253	$6,566,654	$6,642,434	$6,697,103	$6,711,446
Core yield on total loans	4.04%	4.05%	4.09%	4.06%	3.99%
Base yield on total loans	3.94%	3.96%	3.96%	3.94%	3.93%

(1) Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2022	2021	2021	2021	2021
Total Equity	$675,813	$679,628	$668,096	$655,167	$639,201
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,420)	(2,562)	(2,708)	(2,859)	(3,013)
Intangible deferred tax liabilities	328	328	287	287	287
Tangible Stockholders' Common Equity	$656,085	$659,758	$648,039	$634,959	$618,839

Total Assets	$8,169,833	$8,045,911	$8,077,334	$8,159,345	$8,159,184
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,420)	(2,562)	(2,708)	(2,859)	(3,013)
Intangible deferred tax liabilities	328	328	287	287	287
Tangible Assets	$8,150,105	$8,026,041	$8,057,277	$8,139,137	$8,138,822

Tangible Stockholders' Common Equity to Tangible Assets	8.05%	8.22%	8.04%	7.80%	7.60%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540020